                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY


         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date: May 8, 2003                          /s/  C.M. Connor
      ---------------------------         ----------------------------------
                                          C.M. Connor
                                          Chairman and Chief Executive Officer,
                                          Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date: May 5, 2003                        /s/  J.M. Scaminace
      --------------------------         -------------------------------------
                                         J.M. Scaminace
                                         President and Chief Operating Officer,
                                         Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date:  May 9, 2003                          /s/  S.P. Hennessy
       ---------------------------          -----------------------------------
                                            S.P. Hennessy
                                            Senior Vice President - Finance
                                            and Chief Financial Officer

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date: May 5, 2003                         /s/  J.L. Ault
      -----------------------------       ------------------------------------
                                          J.L. Ault
                                          Vice President - Corporate Controller

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date: May 5, 2003                      /s/  J.C. Boland
      ------------------------         ----------------------------------------
                                       J.C. Boland
                                       Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date: May 5, 2003                          /s/  J.G. Breen
      ----------------------------         ------------------------------------
                                           J.G. Breen
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date: May 6, 2003                        /s/  D.E. Collins
      --------------------------         --------------------------------------
                                         D.E. Collins
                                         Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date:  May 8, 2003                            /s/  D.E. Evans
       ---------------------------------      ---------------------------------
                                              D.E. Evans
                                              Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date:  May 6, 2003                       /s/  S.J. Kropf
       -------------------------         --------------------------------------
                                         S.J. Kropf
                                         Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date:  May 5, 2003                         /s/  R.W. Mahoney
       --------------------------          ------------------------------------
                                           R.W. Mahoney
                                           Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date:  May 5, 2003                    /s/  G.E. McCullough
       ------------------------       ---------------------------------------
                                      G.E. McCullough
                                      Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date:  May 5, 2003                      /s/  A.M. Mixon, III
       -----------                      ---------------------------------------
                                        A.M. Mixon, III
                                        Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date:  May 9, 2003                       /s/  C.E. Moll
       ------------------------          --------------------------------------
                                         C.E. Moll
                                         Director

                                POWER OF ATTORNEY

                          THE SHERWIN-WILLIAMS COMPANY
                          ----------------------------

         The undersigned Director of The Sherwin-Williams Company, an Ohio corporation (the "Company"), which corporation anticipates filing with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Securities and Exchange Commission, a Registration Statement on Form S-8 (or any other appropriate form) relating to the registration of additional shares of the Company's Common Stock, $1.00 par value per share, in connection with The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, hereby constitutes and appoints C.M. Connor, J.M. Scaminace, S.P. Hennessy and L.E. Stellato, and any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacity indicated below, said Registration Statement and any and all amendments thereto (including post-effective amendments), and to file the same, with all supplements and exhibits thereto and any and all applications or other documents in connection therewith, with the Securities and Exchange Commission and any national securities exchange, granting unto said attorneys, and each one of them, full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys, and any of them and any substitutes.

         Executed the date set opposite my name.



Date:  May 6, 2003                     /s/  R.K. Smucker
       ----------------------          ----------------------------------------
                                       R.K. Smucker
                                       Director